FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
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SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2000

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At a Special Meeting of Shareholders to be held on September 6, 2000, shareholders of the Fund will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect on or about September 7, 2000. Shareholders will be notified if any of these changes are not approved. Please keep this supplement for your records.

o To make changes to the Fund's fundamental investment objective and fundamental investment policy:

          (a) To amend the Fund's fundamental investment objective to provide as follows: "The Fund's investment objective is to provide total return;" and

          (b) To amend, and make non-fundamental, the Fund's investment policy regarding acceptable investments to provide as follows: "The Fund pursues its objective by investing its assets in U.S. government and government agency securities, including mortgage backed securities."

o To transact such other business as may properly come before the meeting or any adjournment thereof.

                                                                   June 27, 2000


Cusip 314072109
25594 (4/00)